UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Middlesex Water Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 13, 2017

Dear Shareholder:

I am pleased to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Middlesex Water Company (the “Company”) to be held at our offices at 1500 Ronson Road, Iselin, New Jersey 08830 on Tuesday, May 23, 2017 at 11:00 a.m. Eastern Daylight Time. The accompanying formal notice of Annual Meeting and Proxy Statement set forth the details regarding admission to the Annual Meeting, directions and the business to be conducted.

The Proxy Statement contains four proposals recommended by our Board of Directors: 1) the election of three Directors, 2) a non-binding advisory vote to approve named executive officer compensation, 3) a non-binding advisory vote as to the frequency (every one, two or three years) of a non-binding shareholder vote to approve the compensation of our named executive officers and 4) the ratification of the Audit Committee’s appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for 2017, and to transact any other business that may be properly brought before the Annual Meeting. In addition to specific matters subject to your vote, management will report on Company activities. We welcome this opportunity to meet with our shareholders and look forward to your comments and questions.

Instructions for voting are found in this Proxy Statement and are contained on the proxy or voting instruction card. It is important that your shares be represented and voted, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares in advance of the meeting using any one of the convenient methods described.

On behalf of the Board, I appreciate your continued interest and participation in the affairs of Middlesex Water Company. I look forward to seeing you at the Annual Meeting.

Sincerely,

Dennis W. Doll
Chairman

A Provider of Water, Wastewater and Related Products and Services

PROPOSAL 2 – NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	27

PROPOSAL 3 – NON-BINDING PROPOSAL TO APPROVE THE FREQUENCY OF THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	28

REPORT OF THE AUDIT COMMITTEE	29

PROPOSAL 4 – RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Independent Registered Public Accounting Firm Fees	30

SECURITY OWNERSHIP AND OTHER MATTERS 31
Security Ownership of Directors, Management and Certain Beneficial Owners	31
Section 16(a) Beneficial Ownership Reporting Compliance	31
Other Security Holders	31

OTHER MATTERS	31
Electronic Access to Proxy Materials and Annual Reports	31
Minutes of the 2016 Annual Meeting of Shareholders	31

DIRECTIONS TO MIDDLESEX WATER COMPANY	Back Cover

YOUR VOTE IS IMPORTANT

We urge you to vote using telephone or internet voting, if available to you, or if you received these proxy materials by U.S. mail, by completing, signing, dating and returning the enclosed proxy card promptly. If voting by phone, please call the toll-free number found on your Notice on Internet Availability (NOIA) of Proxy Materials or on your proxy card. To vote via the Internet, please visit the website shown on your NOIA (www.proxyvote.com) Shareholders are invited to view the Investor Relations section of our website at www.MiddlesexWater.com and the following website www.proxyvote.com until 11:59 on May 22, 2017 to transmit voting instructions. (Shareholders will need the 12-digit control number from the proxy card or NOIA to view proxy materials at www. proxyvote.com).

Shareholders of record may deliver their completed proxy card in person at the Annual Meeting or by completing a ballot available upon request at the Annual Meeting. Please note that if you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the shareholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting. Beneficial owners of shares of Common Stock held in street name through a bank or brokerage account should follow the voting instructions enclosed with their proxy materials.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TUESDAY, MAY 23, 2017 – Annual Meeting

Middlesex Water Company

1500 Ronson Road

Iselin, New Jersey 08830

Middlesex Water Company’s Annual Meeting of Shareholders (the “Annual Meeting”) will be held at the Company’s headquarters, 1500 Ronson Road, Iselin, New Jersey on Tuesday, May 23, 2017 at 11:00 a.m. (Eastern Daylight Time). Directions to our headquarters can be found on the back cover of the Proxy Statement. At the meeting, shareholders will be asked to:

1.	Elect the following directors (See page 6):

James F. Cosgrove Jr., P.E., John R. Middleton, M.D. and Jeffries Shein

2.	Approve, by non-binding advisory vote, the compensation of our named executive officers; (See page 27).

3.	Approve, by non-binding advisory vote, the frequency of the non-binding shareholder vote to approve the compensation of our named executive officers; (See page 28).

4.	Ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (See page 30)

5.	We may also transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors (the “Board”) has fixed the close of business on March 27, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of Directors, the non-binding proposal regarding the compensation of our executive officers or the frequency of the non-binding shareholder vote to approve the compensation of our Named Executive Officers. Please return your proxy card so your vote can be counted.

This year, we are again using the U.S. Securities and Exchange Commission’s Notice and Access model (“Notice and Access”) which allows delivery of proxy materials via the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access the proxy materials and vote, reduces the costs of printing and distributing proxy materials, and allows us to conserve natural resources in alignment with our role as an environmental steward. On or about April 13, 2017, we will mail a Notice of Internet Availability of Proxy Materials (“NOIA”) containing instructions on how to access our Proxy Statement and our 2016 Annual Report online and how to vote via the Internet. The NOIA also contains instructions on how to receive a paper copy of the proxy materials and our 2016 Annual Report to shareholders.

By Order of the Board,
Iselin, New Jersey
April 13, 2017
Jay L. Kooper
Vice President, General Counsel and Secretary

Middlesex Water Company                         1                         2017 Proxy Statement

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement prior to voting. Our Proxy Statement and other proxy materials are first being made available to our shareholders on or about April 13, 2017.

General Information (See Pages 3 To 5)

Meeting: Annual Meeting of Shareholders

Meeting Date: Tuesday, May 23, 2017

Time: 11.a.m. Eastern Daylight Time

Location: 1500 Ronson Road, Iselin, New Jersey

Record Date: March 27, 2017

Common Stock Outstanding: 16,303,427

Transfer Agent: Broadridge Financial Services

Stock Symbol: MSEX Exchange: Nasdaq

State of Incorporation: New Jersey

Year of Incorporation: 1897

Corporate Website: www.MiddlesexWater.com

Shareholder Service Website: www.shareholder.broadridge.com\middlesexwater

Corporate Governance (See Pages 11 To 16)

Three Director Nominees for Election:

James F. Cosgrove Jr., Class III, Term: 3 Years

John R. Middleton, M.D., Class I, Term: 1 Year

Jeffries Shein, Class III, Term: 3 Years

Director Election: Plurality of Votes Cast

The Board recommends a vote “FOR” each of the Director nominees.

Director Attendance at 2016 Annual Meeting: 100%

Board Meetings in 2016: 12

Director Attendance at 2016 Board Meetings: 91%

Standing Board Committees (Meetings in 2016): 14

Audit Committee (4)

Compensation Committee (2)

Corporate Governance Committee (4)

Pension (4)

Ad Hoc Pricing Committee (0)

Corporate Governance Materials:

www.MiddlesexWater.com

Board Communication:

Middlesex Water Company

Attn.: Corporate Secretary

1500 Ronson Road

Iselin, New Jersey 08830

Executive Compensation (See Pages 18 To 26)	Other Items To Be Voted On (See Pages 27 To 30)

CEO: Dennis W. Doll (CEO Since 2006)

CEO 2016 Compensation: Salary: $522,396

Long Term Equity Award: $301,036

All Other Compensation: $57,140

Total Compensation: $1,306,264

Pay for Performance: Yes

Stock Ownership Guidelines: Yes

Clawback Policy: Yes No Hedging Policy: Yes

•   Non-binding Advisory Vote to Approve Executive Compensation

•   Non-binding Advisory Vote on the Frequency of the vote to
     Approve Executive Compensation

•   Ratification of Appointment of Independent Registered
     Public Accounting Firm

The Board recommends a vote “FOR” each of these three items.

Middlesex Water Company                         2                         2017 Proxy Statement

GENERAL INFORMATION

1.	What is the purpose of the Meeting?

At the Annual Meeting, shareholders will consider and vote upon four proposals:

•	Election of three (3) Directors.

•	A non-binding advisory vote to approve named executive officer compensation.

•	A non-binding advisory vote to approve the frequency of the non-binding shareholder vote to approve named executive officer compensation.
•	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Shareholders may also vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

2.	Why am I receiving these proxy materials?

We are furnishing you these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This Proxy Statement includes information we are required to provide under U.S. Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

3.	How can I get electronic access to the proxy materials?

The Notice of Internet Availability (“NOIA”) will provide you with instructions how to 1) view on the Internet our proxy materials for the Annual Meeting; and 2) instruct us to send proxy materials to you by mail. The proxy materials are also available on our website at www.MiddlesexWater.com under the “Investor Relations” tab. Information on our website does not constitute part of this Proxy Statement.

4.	What is a proxy?

A proxy is your legal designation of another person to vote the shares you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Steven M. Klein and Amy B. Mansue have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms thereof.

5.	How are other proxy materials being furnished?

Under rules adopted by the SEC, we have chosen to furnish our proxy materials to our shareholders over the Internet and to provide a NOIA of proxy materials by mail, rather than mailing the printed proxy materials. As a result, the Company is able to reduce printing and postage costs, as well as minimize adverse impact on the environment. If you receive a NOIA, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions provided in the NOIA. Instead, the NOIA instructs you how to access and review all of the information contained in the Proxy Statement and Annual Report to Shareholders. The NOIA also explains how you may submit your proxy over the Internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions in the NOIA.

6.	Who is entitled to vote at the Annual Meeting?

Shareholders of record at the close of business on March 27, 2017, which we refer to as the Record Date, (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 16,303,427 shares of Middlesex Water Company (“Common Stock”) issued and outstanding, each entitled to one vote. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder of record at our offices at 1500 Ronson Road, Iselin, NJ 08830 for a period of 10 days prior to the Annual Meeting. The list will also be available for examina- tion by any shareholder of record at the Annual Meeting.

7.	What is the difference between holding shares as a shareholder of record and as a beneficial owner holding shares in “street name”?

You are a “Shareholder of Record” if, at the close of business on the Record Date, your shares were registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), our transfer agent. You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm or other nominee and not directly in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides.

8.	How will my shares be voted if I do not vote or if I have not provided instructions to my broker?

All shares that have been properly voted, whether by Internet, telephone or mail, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you are a shareholder of record and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.

If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone or mail, the persons named as proxies in the proxy card will have the discretion to vote on those registered matters for you.

If you are the beneficial owner and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares on only those proposals for which it has discretion to vote.

Please note that under the rules of the Nasdaq Global Select Stock Market (“Nasdaq”) your bank, broker or other nominee may not vote your shares with respect to matters considered non-routine (Proposals 1,2 and 3). Proposal 4, the ratification of our auditor is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

9.	How many votes must be present to hold the Meeting?

In order for the Annual Meeting to be conducted, a majority of the outstanding shares of Common Stock as of the record date must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum.

Middlesex Water Company                         3                         2017 Proxy Statement

10.	What is the vote required for each proposal and what are my voting choices

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1 - Election of three Directors	Plurality of votes cast	No
Proposal 2 - Advisory vote on executive compensation	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3 - Advisory vote on the frequency of the non- binding shareholder vote on executive compensation	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 4 - Ratification of auditors for 2017	Majority of the shares entitled to vote and present or represented by proxy	Yes

With respect to Proposal 1, the election of Directors, you may vote FOR ALL, WITHHOLD ALL or FOR ALL EXCEPT and indicate any nominee for which you withhold authority to vote. Directors are elected by a plurality of votes cast by shareholders present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of Directors. With respect to Proposals 2 and 4, (or any other matter to be voted at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. With respect to Proposal 3, you may vote for 1 year, 2 years, 3 years or ABSTAIN. The approval of the non-binding advisory vote regarding the compensation of our named executive officers and the frequency of that vote (Proposals 2 and 3) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal. The ratification of the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP (Proposal 4) requires that the votes cast in favor of the ratification exceed the number of votes opposing the ratification.

11.	How does the Board recommend I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the three directors nominated by the Board and named in this Proxy Statement;

•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

•	FOR the approval, on a non-binding advisory basis, of a one-year frequency for the non-binding vote regarding approval of the compensation of our named executive officers; and

•	FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP our independent registered public accounting firm for the fiscal year ending December 31, 2017. of the vote on named executive officer compensation or the ratification of the appointment of Baker Tilly Virchow Krause, LLP.

12.	How are abstentions and broker non-votes counted?

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. As described above, where brokers do not have discretion to vote or did not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees for Director and will not affect the outcome of the vote for these proposals. In addition, under New Jersey corporation law, abstentions are not counted as votes cast on a proposal. Therefore, abstentions and broker non-votes will not count either in favor of or against the nonbinding advisory proposal regarding the approval of the compensation of our named executive officers, the frequency

13.	May I revoke my proxy or change my vote?

Yes. You may revoke a proxy you have given at any time before it is voted at the Annual Meeting by: (1) submitting to our Corporate Secretary a letter revoking the proxy, which the Secretary must receive prior to the Annual Meeting, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy, unless you specifically request it. You may change your proxy instructions for shares in “street name” by submitting new voting instructions to your broker or nominee.

14.	Who will count the vote?

Votes will be counted by representatives of Broadridge Corporate Issuer Solutions, Inc. who will tally the votes and certify the results.

15.	Who can attend the Annual Meeting?

All shareholders of record as of the close of business on March 27, 2017 can attend the Annual Meeting. Seating, however, is limited. Attendance at the Annual Meeting will be on a first arrival basis. Shareholders are not permitted to bring cameras or recording devices to the Annual Meeting.

Middlesex Water Company                         4                         2017 Proxy Statement

16.	Will there be a management presentation at the Annual Meeting?

Management will give a brief presentation during the meeting and shareholders will be invited to ask questions.

17.	When are shareholder proposals due for the 2018 Annual Meeting?

To be considered for inclusion in our Proxy Statement mailed in 2018, stockholder proposals must be received at our executive offices on or before December 11, 2017. Stockholder proposals should be directed to the Corporate Secretary at Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452,

18.	Where can I find the voting results of the Annual Meeting of Shareholders?

We will announce preliminary results at the Annual Meeting. We will issue final results in a press release and in a current report on Form 8-K that we will file with the SEC on or about May 24, 2017.

19.	How can I participate in Householding of Annual Meeting Materials

The SEC rules permit us, with your permission, to deliver a single Proxy Statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding” reduces the volume of duplicate information you received and reduces our expenses. Once given, a shareholder’s consent will remain in effect until he or she revokes it by notifying our Corporate Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future Proxy Statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single Proxy Statement and Annual Report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary as described above. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary as described above.

Middlesex Water Company                         5                         2017 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is elected by shareholders to oversee their interest in the overall success of our business. Board members are divided into three classes with staggered three-year terms of office. The Corporate Governance & Nominating Committee periodically reviews the efficacy of declassifying the Board. This matter was last presented to the full Board for evaluation in January 2016. Upon thorough discussion, the Board concluded that maintaining its present classification structure with three classes of Directors with as nearly equal number of members as practicable, provides for the most effective continuance of the knowledge and experience gained by members of the Board and that maintaining the current Board classification structure serves the best interests of shareholders.

Election of Directors (Proposal No. 1)

Middlesex Water Company has eight Directors on its Board. The following Table provides summary information about each Director nominee standing for re-election to the Board. Additional information for all of our Directors, including the nominees, may be found beginning on page 7.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships	Experience and Skills
James F. Cosgrove Jr., P.E.	53	2010	Vice President and Principal- Kleinfelder	Yes	Corporate Governance and Nominating Committee, Pension Committee Chair, Ad Hoc Pricing Committee Chair	Executive Leadership, Environmental Engineering and Construction Management, Water Quality Monitoring
John R. Middleton, M.D.	72	1999	Engaged in Private Practice, ID Care.	Yes	Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee	Executive Leadership, Epidemiology and Infectious Disease, Institutional Safety, Emergency Preparedness
Jeffries Shein	76	1990	Managing Partner- JGT Management Company LLC	Yes	Lead Director, Corporate Governance and Nominating Committee, Compensation Committee, Ad Hoc Pricing Committee	Executive Leadership, Real Estate, Finance

Middlesex Water Company                         6                         2017 Proxy Statement

NOMINEES FOR THE BOARD OF DIRECTORS

The present terms of Class III Directors expires at the 2017 Annual Meeting of Shareholders. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated for election three Directors. Two directors are from Class III which are James F. Cosgrove Jr. P.E., and Jeffries Shein. John R. Middleton, M.D., formerly a Class III Director will be standing for election as a Class I Director for a one-year term, consistent with the remaining term of the other Class I Directors. The Director nominees for election named below are willing to be duly elected and to serve. Directors shall be elected by a plurality of the votes cast at the Annual Meeting. If at the time of the election any of the nominees listed should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors is reduced. There were no nominee recommendations from shareholders or from any group of shareholders submitted in accordance with regulations of the Securities and Exchange Commission.

We set forth information with respect to the business experience, qualifications and affiliations of our director nominees below:

Class I – (Term expires in 2017)

John R. Middleton, M.D.

Independent Director since 1999

Board Committees:

Audit

Compensation

Corporate Governance & Nominating

Age: 72

Term: One (1) year

The Board has concluded that Dr. Middleton is qualified to serve on the Board because of his leadership in public health, institutional safety and emergency preparedness. Dr. Middleton is currently engaged in private practice with ID Care, New Jersey’s largest network of Infectious Disease Specialists providing comprehensive specialized consultations, care and education for patients with complex infectious diseases. He is also a Clinical Professor of Medicine at Rutgers Robert Wood Johnson Medical School. He formerly served as Chair, Department of Medicine at Raritan Bay Medical Center (Perth Amboy and Old Bridge (NJ) Divisions) from 1978-2007, and was also Chief Medical Officer/Medical Director from 1986-2007, where he also served on the Board of Directors from 1986-2007. Dr. Middleton has served on multiple Medical Staff and Board Committees and founded the Internal Medicine Residency Program at Raritan Bay Medical Center. During his tenure, he established the Center for Excellence in Infectious Diseases and the Hope Clinic in Perth Amboy for the victims of Hurricane Katrina, at the request of the mayor. He has extensive experience in epidemiology, quality assessment and improvement and institutional safety measures. Dr. Middleton’s background includes serving as a Special Advisor on Infectious Diseases to the New Jersey State Department of Health and the Health Emergency Preparedness Advisory Council. He has also participated in TOPOFF I, II and III, major disaster exercises, on both the federal and state levels. Dr. Middleton served as Governor of New Jersey for the American College of Physicians from 1987-1992. He also served as a major in the U.S. Air Force from1973-1975 and received a B.S. in Biology from the College of Holy Cross; Doctor of Medicine from Rutgers New Jersey Medical School, and a certificate of Medical Humanities from Drew University. He is certified as a Diplomate of the American Board of Internal Medicine and the Subspecialty Board of Infectious Diseases, and is a Master of the American College of Physicians.

Middlesex Water Company                         7                         2017 Proxy Statement

Class III – (Term expires in 2017)

James F. Cosgrove Jr., P.E.

Independent Director since 2010

Board Committees:

Corporate Governance & Nominating

Pension, Chair

Ad Hoc Pricing, Chair

Age: 53

Term: Three (3) years

The Board has concluded that Mr. Cosgrove is qualified to serve on the Board because of his executive leadership experience and knowledge of environmental engineering, construction management and water quality. Mr. Cosgrove is Vice President and Principal of Kleinfelder, a firm offering consulting in architecture, civil and structural engineering, construction management, environmental analysis, remediation, and natural resources management throughout the U.S., Canada and Australia. A Professional Engineer licensed in the State of New Jersey, Mr. Cosgrove has over 25 years’ experience in the field of environmental engineering and science with extensive background in water quality monitoring and modeling. Prior to his current position, Mr. Cosgrove was Principal and Founder of Omni Environmental LLC, an environmental consulting firm based in Princeton, NJ. Mr. Cosgrove’s professional affiliations include the American Society of Civil Engineers, the American Water Resources Association, the National Society of Professional Engineers, and the Water Environment Federation, among others. He served as a director of the Association of Environmental Authorities from 2005-2011 and currently serves as Chairperson of the New Jersey Clean Water Council. Mr. Cosgrove received a B.S. degree in Civil Engineering from Lafayette College and earned his M.E. in Environmental and Water Resource Systems Engineering from Cornell University.

Class III – (Term expires in 2017)

Jeffries Shein

Independent Director since 1990

Board Committees:

Compensation

Corporate Governance & Nominating

Nominating

Ad Hoc Pricing

Age: 76

Term: Three (3) years

The Board has concluded that Mr. Shein is qualified to serve on the Board because he brings executive leadership, broad experience in finance and business and extensive real estate experience to his role as a Director and Lead Director. Mr. Shein is managing partner, JGT Management Company, LLC, a management and investment firm since 2003. He was formerly a Partner of Jacobsen, Goldfarb and Tanzman Associates, one of the largest industrial and commercial real estate brokerage firms in New Jersey. Mr. Shein retired from the Board of Directors of publicly-traded Provident Bank in April 2015 and was a director of its predecessor, First Savings Bank. Mr. Shein has served on boards and committees of numerous community, non-profit and professional organizations. Mr. Shein is a member of the Society of Office and Industrial Realtors. He received a B.A. in Economics from Rutgers University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE THREE DIRECTOR NOMINEES NAMED ABOVE.

Middlesex Water Company                         8                         2017 Proxy Statement

DIRECTORS WITH UNEXPIRED TERMS

We set forth information with respect to the business experience, qualifications and affiliations of our Directors with unexpired terms below:

Class I – (Term expires in 2018)

Dennis W. Doll

Director since 2006

Age: 58

Mr. Doll was named Chairman of the Board in May 2010 and served as Vice Chairman from 2009-2010. He has served as President, Chief Executive Officer and a Director of Middlesex Water Company since 2006 and serves as Chairman of all subsidiary companies. Mr. Doll joined Middlesex Water as Executive Vice President in November 2004. He has more than 30 years of experience in both regulated and non-regulated water utility management. He received a B.A. degree in Accounting and Economics from Upsala College. Mr. Doll serves as a volunteer Director on non-profit Boards including the New Jersey Utilities Association (past Chairman) and the National Association of Water Companies, (past President). He also serves as Vice Chairman and a member of the executive committee on the Board of the Water Research Foundation.

Class I – (Term expires in 2018)

Kim C. Hanneman

Independent Director

Board Committees:

Audit

Pension

Age: 53

Ms. Hanemann is Senior Vice President – Delivery Projects and Construction of Public Service Electric and Gas Company (PSE&G), New Jersey’s oldest and largest public utility company, where she is responsible for execution of the company’s large transmission construction projects. Her responsibilities include oversight of project management, project controls, licensing and permitting, and commissioning. This large portfolio of services under Ms. Hanemann’s management also includes management of key components of PSE&G’s resiliency initiatives and asset hardening projects on company facilities. Although larger in scope and cost, these utility infrastructure challenges are analogous to those managed by Middlesex Water Company. Ms. Hanemann has held numerous leadership positions in both electric and gas field operations and in utility support operations. She was named Vice President in 2010, and Senior Vice President in 2014. Ms. Hanemann serves as a director of the Foundation Board of Children’s Specialized Hospital. She is also the Executive Sponsor for PSEG Women’s Network, an employee resource group aimed at providing women with career development insights and serves on PSEG’s Diversity and Inclusion Council. Ms. Hanemann earned her Bachelor’s degree in mechanical engineering from Lehigh University and an M.B.A. from Rutgers Graduate School of Management.

Class II – (Term expires in 2019)

Steven M. Klein

Independent Director since 2009

Board Committees:

Audit, Chair

Audit Committee Financial Expert

Compensation

Pension

Age: 51

Mr. Klein serves as President and Chief Operating Officer of Northfield Bancorp, Inc. and its subsidiary, Northfield Bank, with overall responsibility for activities of these entities. Mr. Klein is also designated as a financial expert on the Audit Committee. He joined Northfield Bancorp, Inc. in 2005 as Chief Financial Officer and was named Chief Operating Officer in 2011. Upon being named in January 2013 to President, Mr. Klein relinquished his role as Chief Financial Officer. Mr. Klein’s background includes serving as an audit partner with the international accounting and auditing firm KPMG LLP. He is a licensed Certified Public Accountant in the State of New Jersey and member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He is a member of the New Jersey Bankers Association and the American Bankers Association. He earned a B.S. in Business Administration from Montclair State University.

Class II – (Term expires in 2019)

Amy B. Mansue

Independent Director since 2010

Board Committees:

Audit

Compensation, Chair

Corporate Governance & Nominating

Age: 52

Ms. Mansue is President of Southern Region RWJ Barnabas Health. She formally served as President and Chief Executive officer of Children’s Specialized Hospital, where she led a skilled team of clinicians and therapists. Ms. Mansue’s background includes serving as a staff member on healthcare policy for former New Jersey Governor Jim Florio; serving as a Deputy Commissioner in the New Jersey Department of Human Services and as Deputy Chief of Staff to former New Jersey Governor James McGreevey. She was President of HIP/NJ and Senior VP of Strategy for HIP/NY. Ms. Mansue serves on the Boards of the New Jersey Chamber of Commerce, the New Brunswick Development Corporation and the NJ Hospital Association, where she serves as Treasurer. Ms. Mansue holds a Bachelor’s degree in social welfare and a Master’s degree in social work, planning and management from the University of Alabama.

Middlesex Water Company                         9                         2017 Proxy Statement

Class II – (Term expires in 2019)

Walter G. Reinhard, Esq.

Independent Director since 2002

Committees:

Corporate Governance & Nominating, Chair

Pension

Age: 71

Mr. Reinhard served as a partner of the law firm of Norris McLaughlin & Marcus, P.A. prior to his retirement from the active practice of law and partnership in the firm on December 31, 2014. Mr. Reinhard had been with the firm since 1984 and practiced administrative, environmental and regulatory law involving public utilities. He brings over 40 years of law experience to the Board including expertise in handling regulatory matters before the New Jersey Board of Public Utilities and the New Jersey Department of Environmental Protection. During his tenure at Norris McLaughlin & Marcus, Mr. Reinhard’s professional affiliations included the New Jersey State Bar Association and its Public Utility Law Section (Chair, 1988-89), the Water Utility Council of the American Water Works Association, New Jersey Chapter, and the New Jersey Chapter of the National Association of Water Companies. Mr. Reinhard serves as a Trustee of the Fanwood-Scotch Plains YMCA. He received his B.A. from the University of Pennsylvania and his J.D. from Pennsylvania State University’s Dickinson School of Law.

Middlesex Water Company                         10                         2017 Proxy Statement

CORPORATE GOVERNANCE

Code of Ethics and Corporate Governance Guidelines

Management of the Company is under the general direction of the Board of Directors (the “Board”) who are elected by the shareholders. The Company’s business is managed under the direction of the Board in accordance with the New Jersey Business Corporation Act and our Certificate of Incorporation and By-laws. Members of the Board are kept apprised of our business through discussions with the Chairman and Chief Executive Officer and other Company Officers, by reviewing briefing materials and other relevant information provided to them, and by participating in meetings of the Board and its Committees.

Code of Business Conduct

The Board has adopted a Code of Conduct that applies to all Directors, Officers and employees. This Code encompasses all areas of professional conduct, as well as strict adherence to all laws and regulations applicable to the conduct of our business. In addition, the Company has established an internal hotline where Code of Conduct violations may be reported by any employee or member of the general public.

The Company’s Code of Conduct, as well as the charters for the Audit, Compensation, Corporate Governance & Nominating, and Pension Committees, are available on our website www.MiddlesexWater.com under the heading Investor Relations – (Corporate Governance). We also make this information available in print to any shareholder upon request. Requests should be addressed to Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

Director Independence

The Company’s Common Stock is listed on the Nasdaq Global Select Market. Nasdaq listing rules require that a majority of the Company’s directors be “Independent Directors” as defined by Nasdaq corporate governance standards. “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, could interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

As defined by Nasdaq corporate governance requirements, a member of the Board is not independent if:

•	The Director is, or at any time during the past three years, has been employed by the Company.
•	The Director has accepted or has a family member that has accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.
•	The Director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer.
•	The Director is, or has a family member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more.
•	The Director is, or has a family member who is, employed as an Executive Officer of any other entity where at any time during the past three years any of the officers of the Company serve on the compensation committee of such other entity.
•	The Director is, or has a family member who is, a current partner of the Company’s independent auditor, or was a partner or employee of the Company’s independent auditor who worked on the Company’s audit at any time during any of the past three years.

With the exception of Mr. Doll, who is an Executive Officer of the Company, the Board has determined that each member of the Board is independent under the Nasdaq listing standards.

The Board based this determination primarily on a review of the responses of the Directors to a comprehensive annual questionnaire regarding employment and compensation history, affiliations, family and other relationships, together with an examination of those companies with whom the Company transacts business. The Directors certify individually as to their representations.

Board Size

The Board shall consist of not less than five nor more than twelve members in accordance with the By-laws.

Board Meetings and Annual Meeting

Attendance by Board Members

The frequency and length of Board meetings, as well as agenda items, are determined by the Chairman and Committee Chairs with input from all other Directors. Meeting schedules are approved by the full Board.

The Board holds monthly meetings and meets on other occasions when required. We expect our Directors to attend each meeting of the Board and of the committees on which he or she serves. We expect our Directors to attend our Annual Meeting of shareholders. During 2016, the Board held twelve meetings and the Board Committees held fourteen meetings. In 2016, no member of the Board attended fewer than 91% of the total number of meetings of the Board and Committees on which each served. All of the Directors serving at the time of the Annual Meeting of Shareholders held in May 2016 attended that meeting.

Middlesex Water Company                         11                         2017 Proxy Statement

Board Leadership Structure

The Board does not have a formal policy on whether or not the role of the Chief Executive Officer and Chairman of the Board should be separate or, if it is to be separate, whether the Chairman should be selected from the independent Directors or be an employee. Currently, the Company operates with one individual, Mr. Doll, serving as Chairman of the Board as well as President and Chief Executive Officer, coupled with a strong independent Lead Director and independent standing Board committees. The Board believes that combining the Chairman of the Board and President and Chief Executive Officer roles is the appropriate corporate governance structure at this time because: a) it most effectively utilizes Mr. Doll’s extensive utility and management experience and knowledge regarding the Company, and b) it leverages his capabilities in effectively identifying strategic priorities and leading discussions on, and execution of, the Company’s strategy.

The Board has embedded in its culture, a philosophy of “constructive tension” whereby, the Board fulfills its mission to support the strategic direction of the Company while simultaneously fully representing the interests of our shareholders. The Board accomplishes this by challenging the President and Chief Executive Officer and the Company’s management on an ongoing basis.

Lead Director

In order to ensure that the independent Directors play a leading role in our current leadership structure, the Board established the position of Lead Director in 2010 and named Jeffries Shein to the position. Mr. Shein, Director since 1990, serves on the Compensation, Corporate Governance & Nominating and Ad Hoc Pricing Committees.

Summary of Lead Director Responsibilities:

•	Advises the Chairman as to an appropriate schedule of Board meetings;
•	Reviews and provides the Chairman with input regarding the agenda for Board meetings;
•	Presides at all meetings at which the Chairman is not present, including executive sessions of the independent directors, and apprises the Chairman of the issues considered;
•	Is available for consultation and direct communication with the Company’s shareholders and other members of the Board;
•	Calls meetings of the independent Directors when necessary and appropriate;
•	Performs such other duties as the Board may from time to time delegate.

As part of our Board’s annual assessment process, the Board evaluates our Board leadership structure to ensure it remains appropriate. The Board recognizes there may be circumstances that would lead it to conclude that separate roles of Chief Executive Officer and Chairman of the Board may be appropriate, but believes that the absence of a formal policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the flexibility to determine the most appropriate governance structure, as conditions potentially change in the future.

Board Role In Risk Oversight

The Board as a whole is responsible for overseeing our risk exposure as part of determining business strategy that generates long-term shareholder value. Risk Management Oversight was formally added to the Corporate Governance Committee’s responsibilities in 2012 and remains under the supervision of the Corporate Governance Committee.

Specifically, the Committee is responsible for overseeing the process by which significant business risks are identified throughout the enterprise and the strategies developed to mitigate any identified risks. This added oversight is reflected in the Corporate Governance Committee’s Charter which was revised and approved by the Board, and is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. The primary purpose of the Committee in fulfilling its risk management oversight responsibilities is accomplished by (i) assessing and reporting to the Board on the Company’s risk environment, including its material, strategic, and operational risks (including but not limited to the brand and reputation of the Company; the health and safety of the Company’s employees and the business operations of the enterprise); (ii) ensuring that management understands and accepts its responsibility for identifying, assessing, and managing risk; (iii) facilitating management’s strategic focus on the Company’s risk management vision and its evolution; (iv) verifying that the guidelines and policies governing the process by which risk assessment and management is undertaken are comprehensive and evolve commensurate with the risk profile of the Company; and (v) reviewing those risks that the Committee deems material to the Company’s shareholders. Management retains responsibility for all day-to-day activities of the Company, including administration of the Company’s formal Enterprise Risk Management program. The Committee updates the Board on risk management activities routinely throughout the year.

Executive Sessions

The Independent Directors periodically meet without management in executive session. The Lead Director is designated to preside at these executive sessions.

Communications with the Board

Any shareholder wishing to communicate with a Director may do so by contacting the Company’s Corporate Secretary at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830, who will forward to the Director a written, email or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

Shareholder Proposals

In order to be eligible for inclusion in our proxy materials for our 2017 Annual Meeting, any shareholder proposal must have been received by the Secretary of the Company, 1500 Ronson Road, Iselin, New Jersey 08830 no later than December 11, 2016. No shareholder proposals were received by the Company for the 2017 Annual Meeting.

Advanced Notice of Business to be Conducted at the Annual Meeting

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC. For business to be properly brought before an Annual Meeting by a shareholder, the business must be an appropriate matter to be voted by the shareholders at an Annual Meeting and the shareholder must have given proper and timely notice in writing to the Corporate Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the Annual Meeting:

a)	a brief description of the matter desired to be brought before the Annual Meeting and reasons for conducting such business at the Annual Meeting,
b)	the name and address, as they appear in the Company’s records, of the shareholder proposing such business,
c)	the class and number of shares of the Company which are beneficially owned by the shareholder and
d)	any material interest of the shareholder in such business.

Middlesex Water Company                         12                         2017 Proxy Statement

Committees of the Board

The Board maintains a number of standing committees to assist with the performance of its responsibilities. The number, structure and function of Board Committees are reviewed periodically by the Corporate Governance and Nominating Committee. The Committees regularly report to the Board on their deliberations. The Committees also bring to the Board for consideration those matters and decisions which the Committees judge to be of special significance and which require full Board approval. The table shown provides information on current committee membership.

Board and Committee Self-Evaluation

The Board periodically evaluates its performance through a self-assessment questionnaire which is reviewed by the Corporate Governance & Nominating Committee. The Board conducts such evaluations as determined by the Corporate Governance & Nominating Committee.

Board Committee Membership
Name	Audit	Compensation	Corporate Governance & Nominating	Pension	Ad Hoc Pricing
James F. Cosgrove, Jr.			Member	Chair	Chair
Kim C. Hanemann	Member			Member
Steven M. Klein (1)	Chair	Member		Member
Amy B. Mansue	Member	Chair	Member
John R. Middleton, M.D.	Member	Member	Member
Walter G. Reinhard			Chair	Member
Jeffries Shein		Member	Member		Member
Total Committee Meetings	4	2	4	4	0

(1) Director is an “Audit Committee Financial Expert: as defined by SEC Rules and Regulations.

Audit Committee	Steven M. Klein, Audit Committee Chair

Audit Committee Members:

Kim C. Hanemann

Steven M. Klein

Amy B. Mansue

John R. Middleton, M.D.

Independent Members: 4

Meetings Held in 2016: 4

Audit Committee Responsibilities

The Audit Committee is responsible for oversight of the audit of the Company’s financial statements and internal controls over financial reporting. It is also assigned the responsibilities of (i) oversight of the Company’s internal audit functions; (ii) review of related party transactions with the Company; (iii) determining whether to grant waivers with respect to the Company’s Code of Conduct; and (iv) investigation of “whistleblower” complaints. In all its actions, the Committee shall comply with the requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Global Select Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

In the course of performing its functions, the Audit Committee, as provided by the Audit Committee Charter:

•	Reviews with the independent registered public accounting firm the scope and results of the annual audit and quarterly reviews;

•	Receives and reviews the independent registered public accounting firm’s annual report;

•	Reviews the independence of the independent registered public accounting firm and services provided by them and their fees;

•	Recommends to the Board the inclusion of the audited financial statements in the Company’s Annual Report to the SEC on Form 10-K;

•	Is directly responsible for the annual appointment of an independent registered public accounting firm.

The Board has determined that under current Nasdaq listing standards, all members of the Audit Committee are independent directors. The Audit Committee reports to the Board on its activities.

In March 2017, the Board of Directors re-approved the written Charter for the Audit Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Audit Committee responsibilities.

Middlesex Water Company                         13                         2017 Proxy Statement

Compensation Committee	Amy B. Mansue, Compensation Committee Chair

Compensation Committee

Members:

Steve M. Klein

Amy B. Mansue

John R. Middleton, M.D.

Jeffries Shein

Independent Members: 4

Meetings Held in 2016: 2

Compensation Committee Responsibilities

The Compensation Committee administers the compensation and benefits program for executive officers of the Company including the incentive compensation program for all participating employees. In addition, the Committee administers the Compensation program relative to the Board in consultation with the Corporate Governance and Nominating Committee. In all its actions, the Committee shall comply with the requirements, rules and regulations of Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

The Compensation Committee:

•	Reviews and makes recommendations to the Board as to the base salaries, benefits and incentive compensation of the Executive Officers;

•	Meets with the Chief Executive Officer to evaluate the performance of the other executive officers. Executive Officer incentive compensation is awarded under the Restricted Stock Plan. (Please refer to page 20 for a description of how awards are granted under the Restricted Stock Plan.);

•	Evaluates the Compensation, Discussion and Analysis and Report of the Compensation Committee for inclusion in the Proxy Statement.

The Board has determined that under current Nasdaq listing standards, all members of the Compensation Committee are independent Directors. The Compensation Committee reports to the Board on its activities. In February 2017, the Board of Directors re-approved a written Charter for the Compensation Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Compensation Committee responsibilities.

Compensation Committee Interlocks and Insider Participation

The members of the 2016 Compensation Committee were Steven M. Klein, Amy B. Mansue, John R. Middleton, M.D. and Jeffries Shein. During 2016, no member of the Compensation Committee was at any time an officer or employee of the Company or its subsidiaries. No current member is related to any other member of the Compensation Committee, any other member of the Board or any executive officer of the Company.

Middlesex Water Company                         14                         2017 Proxy Statement

Corporate Governance and Nominating Committee	Walter G. Reinhard, Corporate Governance and Nominating Committee Chair

Corporate Governance and Nominating Committee Members:

James F. Cosgrove Jr.

Amy B. Mansue

John R. Middleton, M.D.

Walter G. Reinhard

Jeffries Shein

Independent Members: 5

Meetings Held in 2016: 4

Corporate Governance and Nominating Committee Responsibilities

The Corporate Governance and Nominating Committee shall provide assistance to the Board in fulfilling the responsibility for matters relating to the organization of the Board; shall identify, evaluate and propose new nominees to the Board; and make recommendation to the Board on all such matters and for other issues, including risk management oversight, relating to the Company’s corporate governance. In so doing, the Corporate Governance and Nominating Committee shall maintain free and open means of communication between the Directors and executive officers of the Company. In carrying out its responsibilities, the Corporate Governance and Nominating Committee strives to ensure to the Directors and shareholders that the corporate governance practices of the Company are in accordance with applicable regulations and reflect the highest ethical standards.

Among its various responsibilities, the Corporate Governance and Nominating Committee:

•	Reviews and makes recommendations relating to the performance of the Board, committee structures, risk management and the composition of the Board;

•	Reviews and makes recommendations on matters related to Directors’ compensation;

•	Reviews and makes recommendations related to any management proposals to make significant organizational changes to the Company;

•	Seeks and identifies qualified candidates for Board membership and recommends to the Board candidates for nomination and election to the Board. In this capacity, the Committee focuses on the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors of diversity;

•	Establishes and manages the process by which by which recommendations for Board membership are received and evaluated from shareholders and other sources;

•	Reviews and makes recommendations to the Board with respect to succession planning.

The Board has determined that under current Nasdaq listing standards, all members of the Corporate Governance and Nominating Committee are independent Directors A revised charter for the Corporate Governance and Nominating Committee was approved by the Board of Directors in February 2017, and is available in the Investor Relations section of our website www. MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Corporate Governance and Nominating Committee responsibilities.

Process for Identifying and Evaluating Director Candidates

The Corporate Governance and Nominating Committee identifies Director nominees from a variety of sources which may include recommendations from management, Board members, shareholders and other sources. The Committee recommends to the Board nominees that:

•	are independent of management;

•	satisfy SEC and Nasdaq requirements; and

•	possess qualities such as personal and professional integrity, sound business judgment, utility, technical, financial or other relevant expertise.

The Committee also considers age and diversity. Diversity is broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics. The Committee has the authority to retain assistance from independent third parties in identifying and evaluating prospective candidates for nomination and election to the Board.

Middlesex Water Company                         15                         2017 Proxy Statement

Director Candidate Recommendations and Nominations by Shareholders

The Corporate Governance and Nominating Committee considers shareholders’ recommendations for nominees for election to the Board. Shareholder nominees are evaluated under the same standards as nominees ultimately recommended by the non-management members of the Board. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected, and by biographical material, to permit evaluation of the individual recommended, including appropriate references.

Recommendations may be mailed to:

Middlesex Water Company

Office of the Corporate Secretary

1500 Ronson Road

P.O. Box 1500

Iselin, New Jersey 08830-0452

In order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2018 Annual Meeting, nominations for Director must be received by the Company by the close of business on December 11, 2017.

Pension Committee	James F. Cosgrove Jr., Pension Committee Chair

Pension Committee Members:

James F. Cosgrove Jr.

Kim C. Hanemann

Steven M. Klein

Walter G. Reinhard

Independent Members: 4

Meetings Held in 2016: 4

Pension Committee Responsibilities

The Pension Committee is responsible for matters relating to the investment and governance objectives of the Company’s retirement plans.

The Pension Committee:

•	Reviews investment policies and determines recommended investment objectives for assets of the Company’s retiree benefit plans;

•	Reviews and makes recommendations to the Board with respect to changes in investment policies;

•	Reviews options offered in the Company’s 401(k) Plan and the performance and fees associated with the Plan.

The Board has determined that under current Nasdaq listing standards, all members of the Pension Committee are independent Directors. The Pension Committee reports to the Board on its activities. In January 2017, the Board of Directors re-approved a written Charter for the Pension Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Pension Committee responsibilities.

Ad Hoc Pricing Committee	James F. Cosgrove Jr., Ad Hoc Pricing Committee Chair

Ad Hoc Pricing Committee

Members:

James F. Cosgrove Jr.

Jeffries Shein

Independent Members: 2

Meetings Held in 2016: 0

Ad Hoc Pricing Committee

The ad hoc Pricing Committee meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of equity and long-term debt securities.

Middlesex Water Company                         16                         2017 Proxy Statement

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP GUIDELINES

Director Compensation

For 2016, Middlesex Water Company compensated each of the Board members who are not employed by the Company (“outside Directors”) with Common Stock valued at $21,000. Mr. Doll, Chairman of the Board and an Executive Officer of the Company, receives no fee or common stock award for his service as a member of the Board or the Boards of the Company’s subsidiaries. The table below sets forth the annual retainers for 2016.

Position	Annual Retainer
Outside Director	$21,000 (1)
Lead Director	$ 5,000
Chair of Audit Committee	$ 7,500
Chair of Compensation Committee	$ 5,000
All other Chairpersons	$ 2,500

(1) Effective January 1, 2016, the annual retainer increased from $15,000 to $21,000.

The Board committee meeting fees for outside Directors is $750 per Director for each Board committee meeting attended. In the event that a Special Board or a Special Committee meeting via teleconference were to be held, the meeting fees for outside Directors are $400 and $200 per meeting, respectively.

Director Compensation Table

The following table details Director compensation for 2016.

Name	Fees earned or paid in cash ($)	Common Stock ($)	Total Compensation ($)
James F. Cosgrove Jr.	23,500	21,000	44,500
Kim C. Hanemann	18,000	21,000	39,000
Steven M. Klein	29,250	21,000	50,250
Amy B. Mansue	25,850	21,000	46,850
John R. Middleton, M.D.	22,500	21,000	43,500
Walter G. Reinhard	23,500	21,000	44,500
Jeffries Shein	23,200	21,000	44,200

Director Equity Ownership

As part of their annual compensation, each Director receives Company common stock valued at $21,000. The Board believes that all Directors should maintain a meaningful ownership stake in the Company to underscore the importance of aligning their long-term interests with those of our shareholders. Directors are required to hold common stock valued at least three times the amount of the annual retainer by the fifth anniversary of Board membership. All Board members met this requirement for 2016.

Middlesex Water Company                         17                         2017 Proxy Statement

Our Approach to Executive Compensation

What We Do

☑	Executive Compensation Philosophy

We maintain an Executive Compensation Philosophy that details overall compensation goals and objectives as well as the approach to each element of compensation. The Philosophy is reviewed and approved by the Compensation Committee on an annual basis.

☑	Targeted Compensation

We benchmark total compensation to the 50th percentile of our comparator group.

☑	Align Pay with Our Performance

Budgeted Income Before Income Taxes is the financial metric on which incentive compensation is based for Named Executive Officers (NEOs). Such annual target amount is approved by the Board. Incentive compensation awards to NEOs, other than the CEO, are based 60% on achieving the financial metric and 40% on achievement of operational, service, growth and other non-financial metrics. The CEO’s incentive awards are based 80% on achieving the financial metric and 20% on operational, service, growth and other nonfinancial metrics.

☑	Focus on Long-Term Goals

One element of our Compensation Philosophy is that our incentive compensation program should be simple, transparent and easily understood by shareholders, analysts, regulators and other interested parties. Our incentive compensation program is administered substantially in the form of a long-term benefit through restricted shares of Common Stock with a five-year cliff-vesting schedule. A modest short-term benefit is provided through the dividends on the awarded restricted Common Stock for the five-year period until the shares are vested.

☑	Require Stock Ownership

The Chief Executive Officer is required to beneficially hold shares of Common Stock equal in value to 3.0 times base salary. The Chief Financial Officer and Chief Operating Officer are required to beneficially hold 1.5 times base salary. All other NEOs are required to beneficially hold 1.0 times base salary. Directors are required to hold 3.0 times their annual retainer by the fifth anniversary of their Board service.

☑	Regularly Review our Comparator Group

We regularly review our designated comparator group to ensure our compensation program is properly aligned with the peers whose relative size, operations, regulatory requirements and other relevant characteristics are reasonably comparable to ours.

What We Do Not Do

x	No Risky or Complicated Programs

We do not engage in compensation programs that create undue risk or are difficult to assess how effectively incentive targets were achieved.

x	No Hedges of, or Liens on, our Common Stock

We prohibit the pledging of, or hypothecating, or otherwise placing a lien on, any Common Stock or other equity interest of the Company.

x	No Employment Contracts

All employees of the Company, including NEOs, are “at will employees.” All NEOs of the Company do however, have Change of Control Agreements deemed to incent management to actively represent the interest of shareholders in contemplation of a change in control.

x	No Retention of Restricted Stock Award Subject to Clawback

Under our “clawback” policy, we do not allow any recipient of previously-awarded restricted Common Stock to retain the amount of such awards, which were based on achievement of financial metrics, that would have been invalidated by a restatement of financial statements.

x	No Repricing or Cash Buyouts of Restricted Stock Awards

We do not reprice or buy out unvested restricted Common Stock awards.

Middlesex Water Company                         18                         2017 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis and has recommended to the Board that it be included in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation objectives, philosophy, practices and programs, as well as how the Compensation Committee determines executive compensation under those programs. Our CD&A addresses the compensation of our Named Executive Officers (NEOs) that has been paid or earned for calendar year 2016. Those NEOs include: 1) Dennis W. Doll, President and Chief Executive Officer, 2) A. Bruce O’Connor, Vice President, Treasurer and Chief Financial Officer, 3) Richard M. Risoldi, Vice President, Operations and Chief Operating Officer, 4) Gerard L. Esposito, President-Tidewater Utilities, Inc. and 5) Bernadette M. Sohler, Vice President, Corporate Affairs.

Executive Summary

The objective of our executive compensation program is to align the interests of our shareholders and customers with those of our executive leadership. The key components of the Company’s compensation program are designed and modified, as appropriate, to ensure we attract and retain qualified executive talent and appropriately reward financial and operational performance. We continually strive to maintain a compensation program that provides an adequate balance between shorter- and longer-term operational and financial objectives and related results.

Our 2016 compensation program was designed to be benchmarked as to base salaries, incentive compensation and total compensation.

The Company remains committed to a disciplined and balanced approach to meeting the short- and long-term needs of shareholders, customers and employees. This compensation philosophy is consistent with the Company’s risk management philosophy. The Company’s formal Enterprise Risk Management program seeks to mitigate, transfer or eliminate risk while simultaneously maximizing opportunity for shareholders and maintaining appropriate quality service for the Company’s customers. The Company’s compensation program seeks to achieve an appropriate balance among all these objectives and therefore, does not encourage or reward inappropriate risk-taking.

Compensation Program Oversight

The Compensation Committee is responsible for making recommendations to the full Board with respect to the compensation of the NEOs. As part of these duties, the Committee:

☑	Administers the Company’s equity-based incentive compensation plan
☑	Conducts an annual formal performance review of the Chief Executive Officer and,
☑	In Consultation with the Chief Executive Officer, reviews the performance of the other NEOs and the other Officers of the Company.

The Board has the ultimate authority to determine the compensation of all NEOs, in addition to those Officers who are not NEOs for purposes of Proxy reporting.

The Compensation Committee is governed by a formal charter that describes the Committee’s scope of authority and responsibility. The Compensation Committee consists of Directors, who are all “independent,” as set forth in the listing requirements for Nasdaq Global Select securities. The Corporate Governance and Nominating Committee evaluates the independence of Committee members at least annually, using standards no less restrictive than those contained in the Nasdaq Global Select listing requirements. This evaluation, and the determination that each member of the Committee is independent, was made most recently in February 2017.

Role of Executives in Compensation

Committee Activities

The executive officers who serve as a resource to the Compensation Committee are the Chief Executive Officer and the Vice President, Human Resources. These executives provide the Compensation Committee with data regarding market- based compensation philosophy, processes and practices. This communication assists in the design and implementation of the Company’s compensation programs. In addition to providing factual information, such as Company-wide performance on relevant measures, these executives articulate management’s views and results on current compensation programs and processes, recommend relevant performance measures to be used for future evaluations and otherwise supply information to assist the Compensation Committee. Additional resources used by the Compensation Committee in their deliberations are provided by independent outside sources, as well as by individual Committee, or other Board members.

The Chief Executive Officer also provides information about individual performance assessments for the other NEOs, and expresses to the Compensation Committee views on the appropriate levels of compensation for all Officers of the Company, including the other NEOs, based on individual performance. The Compensation Committee periodically communicates directly with independent third-party consultants, providing such consultants with Company-specific and market-based information. Certain portions of such information may be provided by the Vice President, Human Resources or the Chief Executive Officer, in assisting in the evaluation of the estimated effect on the Company’s financial statements regarding any proposed changes to the various elements of compensation.

An executive compensation study was completed by Steven Hall & Partners, an independent firm specializing in executive compensation, in February 2017. Executives participate in Committee activities solely in an informational and advisory capacity, and have no vote in the Committee’s decision-making process. The Chief Executive Officer and Vice President, Human Resources do not attend those portions of Compensation Committee meetings during which their performance is evaluated or their compensation is determined. No executive officer other than the Chief Executive Officer attends those portions of Compensation Committee meetings during which the performance of the other NEOs is evaluated or their compensation is determined. In addition, the Compensation Committee meets in executive session as it considers appropriate.

Use of Consultants

The Compensation Committee periodically engages qualified independent compensation consultants to assist in the compensation process for NEOs. The consultants are retained by, and report directly to, the Compensation Committee. The Chair of the Compensation Committee serves as the designated primary

Middlesex Water Company                         19                         2017 Proxy Statement

contact with outside compensation consultants. The Compensation Committee places no restrictions on consultants within the scope of contracted services and such consultants are not engaged by management for any purpose. The consultants provide expertise and information about competitive trends in the employment marketplace, including established and emerging compensation practices at other companies both inside and outside the Company’s comparator group. The consultants also provide Proxy Statement and survey data, and assist in assembling relevant comparator groups. In addition, the consultants also assist in establishing benchmarks for base salary and incentives from the comparator group Proxy Statement and survey data.

In determining compensation paid or earned by the NEOs for 2016, the Committee relied on data from a comprehensive study presented in February 2017, performed by Steven Hall & Partners, as one element in their deliberations.

Compensation Program Objectives and Philosophy

Objectives

•	Attract, retain and appropriately motivate employees

•	Compensate executives for long-term improvement in overall shareholder value

•	Provide differentiated executive pay based on experience, assigned responsibilities and performance

•	Support the attainment of short and long-term financial and strategic objectives

The methods used to achieve the compensation program objectives for NEOs are influenced by the compensation and employment practices of a comparator group, as adopted in consultation with the Company’s independent executive compensation consultant. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate objectives.

Our program is designed to compensate the NEOs based on their level of assigned responsibilities, individual experience and performance levels and their knowledge and management of the Company’s operations. The creation of long-term value is highly dependent on the development and effective execution by our NEOs of our business strategy.

Factors that influence the design of our executive compensation program include, among other things, various items listed as follows:

•	We operate primarily in a highly regulated utility industry with regard to public health and safety, the environment, service levels to our customers and the rates for utility services that are charged to our customers. We value industry-specific experience that promotes safe, proper and reliable utility services for our customers;
•	We value our executives’ ability to appropriately balance the short- and long-term needs of our customers, our employees and our shareholders. We seek to not only provide safe, proper and reliable utility services on a current basis for our customers, but we also plan and execute strategies that promote the sustainability of critical utility services into the future. Promotion of the sustainability of services also includes routine Compensation Committee discussions regarding the status of succession planning initiatives at both the executive and management levels. In addition, we simultaneously seek to provide financial returns for our shareholders that appropriately reflect the risks and opportunities that are inherent in meeting the short- and long-term needs of our customers, and that are inherent in the provision of our utility services. We work to appropriately recognize further contributions to shareholder value achieved through contract operations and other complementary business opportunities that are not traditional regulated public utilities and therefore, not regulated by a state public utility commission as to customers’ rates and service;
•	We value our executives’ ability to attract, retain and continually develop a workforce that ensures critical technical and management skills are maintained in sufficient quantity and quality.

Our compensation program for NEOs includes three components: (1) base salary, (2) an equity-based long-term incentive plan in the form of restricted common stock and (3) perquisites at levels that are competitive in the marketplace and appropriate for the roles of the NEOs. The incentive-based component of our compensation program is designed to be clear, transparent and understandable to investors and recipients. This is intended to simplify analysis by our shareholders, as well as to emphasize the critical importance of a long-term focus in the water and wastewater utility industry on financial and operational performance.

Components of Our Compensation Program

The Compensation Committee analyzes the level and relative mix of the elements of executive compensation by component (e.g., base salary, incentives,) and in the aggregate as related to total compensation. The Compensation Committee has generally established the 50th percentile of peer comparators and survey data as the target for base salary, incentive compensation and total compensation. The Compensation Committee generally seeks to undertake a comprehensive review of the executive compensation program approximately every two years. The Chief Executive Officer provides recommendations to the Committee relating to compensation changes relative to the NEOs, other than himself. Based on this analysis, the Compensation Committee reviews, challenges and recommends each NEO’s compensation, subject to approval by the full Board.

When evaluating the components comprising total compensation, the Compensation Committee considers general market practices and the alignment of incentive awards with strategic objectives and Company operational and financial performance. The Compensation Committee seeks to create appropriate incentives to promote service quality and shareholder value without encouraging behaviors that result in inappropriate risk taking.

Base Salary. Base salary is designed to provide a reasonable level of predictable compensation commensurate with market standards of the position held, adjusted for specific job responsibilities assigned, individual experience and demonstrated performance. NEOs are eligible for periodic adjustments to their base salary based on these factors. The Compensation Committee reviews and recommends to the Board any base salary changes for NEOs, including the Chief Executive Officer. Adjustments are made upward or downward for each NEO’s specific experience, responsibilities and performance, estimated value in the marketplace and the Committee’s judgment of each NEO’s contribution to the success of the Company.

Incentives. The Company does not have any formal plan or program that provides for cash or other form of short-term incentive compensation for NEOs other than dividends on restricted stock awards that are not yet vested. The Company has a long-term incentive plan in the form of restricted Company common stock (the Restricted Stock Plan). Awards under this plan are considered on an annual basis and are based on the achievement of certain financial and operational goals. The value of the compensation recognized from restricted shares issued is determined as of the date vesting occurs, generally five years

Middlesex Water Company                         20                         2017 Proxy Statement

from the date of issue. Such value can either increase or decrease between the date of issuance and the date of vesting. There is no provision in the Restricted Stock Plan that specifically addresses re-pricing or cash buyouts relative to restricted stock awards however, such practices are prohibited as a matter of policy and have never been employed.

The Restricted Stock Plan is designed to compensate the NEOs for executing specific financial and non-financial elements of the Company’s business plan. The target award is comprised of a single corporate financial goal, in addition to one or more individual non-financial performance goals. The corporate financial goal for which incentive compensation was earned for 2016 performance was budgeted Income Before Income Taxes. The corporate financial goal comprised 60% of the target award for NEOs other than the President and Chief Executive Officer, whose corporate financial goal comprised 80% of his target award. The remaining portion of the target award for all NEOs is based upon the level of achievement of the individual non-financial performance goals. The non-financial individual performance goals are intended to further incent the NEOs to implement operational, technical, management and other initiatives that benefit the Company’s customers and shareholders, and which require effort and achievement above and beyond what would normally be required as part of the NEO’s base job responsibilities.

The Compensation Committee evaluates the reasonableness of attaining designated incentive goals relative to the importance of such goals to the overall mission and strategies of the Company and the required effort to achieve such goals. The Committee recognizes that some level of calculated risk is required to achieve business objectives that ultimately benefit shareholders and customers however, the Committee discourages taking risk that, in the judgment of the Board, is inappropriate relative to the expectations of our shareholders and regulators. Delivered performance during the applicable measurement period may exceed or fall short of the targets, resulting in the NEO receiving an incentive award that is above or below the initial targeted level. Annual incentive awards granted in prior years are not taken into account by the Compensation Committee in the process of setting performance targets or in evaluating achievements for the current year.

Incentive-based awards are subject to the Company’s “clawback” policy. Such policy requires that incentive-based awards are subject to return to the Company, in whole or in part, if a financial statement restatement occurs within the three calendar years subsequent to an award, where such restatement effectively negates the previous achievement of financial targets that precipitated such prior award. Awards made to any and all NEOs are subject to the provisions of the clawback policy.

Our policy prohibits any Director or NEO from buying or selling Company Common Stock without obtaining prior approval from our Corporate Secretary and General Counsel. This policy is designed to help assure that the Directors and NEOs will not trade in our securities at a time when they are in possession of inside information. In addition, our policy prohibits our Directors and NEOs from hedging the economic risk of stock ownership.

In evaluating actual performance relative to the established corporate financial goal, the Compensation Committee may, at its discretion, exclude individual items that are either additive or deductive which are considered non-recurring in nature. Such items are generally presumed to be infrequent. In addition, the Compensation Committee may increase or decrease a Restricted Stock award based upon additional consideration of a NEO’s performance or achievements.

In connection with the market-based analysis of compensation conducted by our independent consultant in the Company’s most recent executive compensation study, the Company established a long-term incentive target as a percentage of base salary. The respective financial and non-financial long-term award target percentages comprising the total award target percentage for each NEO for 2016 were as follows:

Name	Base Salary at Grant Date	Target Restricted Stock Award	Financial Target Component	Non-Financial Target Component
Dennis W. Doll	$528,134	57%	80%	20%
A. Bruce O’Connor	$297,853	33%	60%	40%
Richard M. Risoldi	$297,853	33%	60%	40%
Gerard L. Esposito	$206,454	18%	60%	40%
Bernadette M. Sohler	$199,589	22%	60%	40%

The values of the respective financial and non-financial long-term award targets for each NEO for 2016 performance were as follows: of the NEO’s base job responsibilities.

Name	Target Restricted Stock Award	Financial Target Component	Non-Financial Target Component
Dennis W. Doll	$301,036	$240,829	$60,207
A. Bruce O’Connor	$98,291	$58,975	$39,316
Richard M. Risoldi	$98,291	$58,975	$39,316
Gerard L. Esposito	$37,162	$22,297	$14,865
Bernadette M. Sohler	$43,910	$26,346	$17,564

In order for any NEO to be eligible for any amount of a long-term incentive award, the Committee, and ultimately the full Board, considers a variety of qualitative factors in their overall assessment of the individual and collective performance of the NEOs. Such factors align with the Company’s published core values. Elements of such values include, but are not limited to:

•	Legal and regulatory compliance

•	Compliance with the Company’s Code of Conduct

•	Strong customer focus

•	Teamwork

•	Social responsibility

•	Continuous improvement

In its further assessment of the extent to which long-term incentive awards would be made relative to performance, the Committee evaluated the performance of each respective NEO, based upon the following financial and operational metrics.

The financial target award metric of budgeted Income Before Income Taxes, on which the financial target awards for all NEOs were based, was $30.9 million.

Middlesex Water Company                         21                         2017 Proxy Statement

The non-financial target award metrics established for each NEO were as follows:

Name	Non-Financial Performance Metrics
Dennis W. Doll	• Achieve appropriate progress in enterprise-wide customer growth initiatives. • Engage in appropriate thought leadership opportunities to further promote the interests of shareholders and customers.
A. Bruce O’Connor	• Implement expanded performance management program for Customer Service function. • Implement Customer Care & Billing upgrade with appropriate timing, cost and quality.
Richard M. Risoldi	• Implement additional security protocols enterprise-wide. • Develop approved expanded capital program and complete design and construction to agreed levels.
Gerard L. Esposito	• Grow contract operations business to targeted level. • Achieve appropriate progress toward initiatives to invest in selected projects.
Bernadette M. Sohler

• Integrate enterprise-wide management of corporate communications and related corporate affairs functions.

• Enhance company participation in civic matters within selected areas of the New Jersey service territory.

The Company does not have established threshold and maximum award percentages defined relative to each financial and non-financial performance goal. There is no implicit expectation that partial awards would be made relative to the Company financial target, or the non-financial targets, if the target is not fully met. As the non-financial award targets are somewhat qualitative in nature, a significant element of judgment is applied by the Compensation Com- mittee in assessing the extent to which any individual non-financial target was, or was not achieved. Awards are therefore recommended in the sole judgment and discretion of the Compensation Committee, with the ultimate approval of the full Board.

In the Compensation Committee’s evaluation of the extent to which the financial goal was achieved, it was concluded that there were no non-recurring items that should be considered in the evaluation. The Committee further concluded that the company financial incentive target of budgeted Income Before Income Taxes had been fully met in 2016. In addition, the Committee assessed the extent to which the non-financial incentive goals were met for each NEO. Consequently, the Committee, and subsequently the full Board, approved the following restricted stock awards:

Name	Company Financial Goal	Non-Financial Operational Goal #1 Award	Non-Financial Operational Goal #2 Award	Total Long- Term Incentive Award
Dennis W. Doll	$240,829	$30,104	$30,103	$301,036
A. Bruce O’Connor	$58,975	$9,829	$29,487	$98,291
Richard M. Risoldi	$58,975	$19,658	$19,658	$98,291
Gerard L. Esposito	$22,297	$7,432	-	$29,729
Bernadette M. Sohler	$26,346	$8,782	$8,782	$43,910

Broad-based Benefits. NEOs are provided with certain health and welfare benefits available to all qualifying employees of the Company, as well as selected fringe benefits and perquisites, not generally available to all employees of the Company.

The following summarizes the broad-based benefits in which the NEOs participate:

•	Defined benefit pension plan (see page 24 for description of limitations to participation in this Plan),
•	Defined contribution 401(k) retirement plan,
•	Health insurance coverage (all employees share in the cost of such coverage),
•	Disability insurance coverage,
•	Group term life insurance coverage (premiums associated with coverage above $50,000 are reported as taxable income to all eligible employees per Internal Revenue Service regulations).

Executive Benefits and Perquisites. The NEOs received the following fringe benefits and perquisites:

•	Use of a Company-owned vehicle. The cost of operation and maintenance of such vehicle is borne by the Company. The value of any personal use of such vehicle is reported as taxable income to the executive,
•	Use of a Company-owned cellular telephone, generally for business purposes,
•	Group term life insurance coverage of 1.5x base salary (amount in excess of coverage generally available to all employees, for which premiums are reported as taxable income to the executive and for which total policy coverage is capped at $1,500,000),
•	Participation in a Supplemental Executive Retirement Plan (see below for description of limitations to participation in this Plan).

The Compensation Committee formally reviews all components of executive compensation on an annual basis, as well as on an interim basis, as deemed necessary.

Supplemental Executive Retirement Plan. Certain of the Company’s NEOs are eligible to participate in a non-qualified Supplemental Executive Retirement Plan (SERP) at the discretion of the Board. A participant, who retires on their normal retirement date, as defined in the SERP, is entitled to an annual retirement benefit of up to 75% of eligible compensation, as defined in the SERP, generally reduced by the primary social security benefit, and further reduced by any benefit payable from the Company’s qualified defined benefit pension plan. Further reductions are made for certain retirement benefits from prior employment, where such benefits have accrued. The maximum annual retirement benefit to which two of the six eligible executives may be entitled is 50% of compensation.

Offsetting amounts related to Social Security and other benefit plans are calculated similarly for all NEOs. Generally, a participant is vested in the SERP at ten (10) years of service in the case of retirement, and in the event of a Change in Control, as described further herein. A participant’s right to receive benefits under the SERP generally commences upon retirement, to their beneficiary at death, or in connection with a Change in Control upon termination under the circumstances described in the SERP.

Benefits are generally payable upon achieving Normal Retirement, as defined in the SERP, to the participant or the participant’s beneficiary. A reduced benefit may be received upon Early Retirement, as defined in the SERP, after age 62 and before age 65. The default method of benefit payment is a 15-year certain payout, payable in monthly installments. Subject to approval by the Compensation Committee, the benefit may be paid in the form of a single life annuity, joint and 50% survivor’s annuity, joint and 100% survivor’s annuity, single life annuity with a ten (10) year certain period or single life annuity with a fifteen

Middlesex Water Company                         22                         2017 Proxy Statement

(15) year certain period. Amounts paid in any manner other than 15-year certain are adjusted on an actuarial equivalent basis.

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the SERP except that upon a Change in Control, the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet the obligations under the SERP. Absent a Change in Control, benefit payments are in the form of an unfunded general obligation of the Company.

Exceptions to Usual Procedures. The Compensation Committee may recommend to the full Board that they approve the payment of special cash compensation to one or more NEOs, in addition to payments approved during the annual compensation-setting cycle. The Committee may make such a recommendation if it believes it would be appropriate to reward one or more NEOs in recognition of contributions to a particular project or initiative, or in response to customer, competitive or other factors that were not addressed during the recurring annual compensation-setting cycle or, that may have changed since the annual compensation-setting cycle.

Stock Ownership and Holding Requirements

The Company has formal stock ownership and holding requirements for NEOs, to be achieved within five years of being designated a NEO. A formal beneficial Common Stock ownership and holding requirement of 3.0 times base salary has been established for the CEO. A beneficial stock ownership and holding requirement of 1.5 times base salary is in effect for the Chief Financial Officer and Chief Operating Officer. A beneficial stock ownership and holding requirement of 1.0 times base salary has been established for all other NEOs. Some or all of the shares that are under beneficial ownership of each NEO may be in the form of unvested restricted stock, to which the executive does not acquire unrestricted title until such restricted stock awards fully vest.

Employment Agreements. The Company does not have employment agreements with any of the NEOs other than in conjunction with a Change in Control, as detailed elsewhere in this Proxy Statement. All NEOs are “at will” employees.

Compensation Committee Amy B. Mansue, Chair Steven M. Klein John R. Middleton, M.D. Jeffries Shein

Middlesex Water Company                         23                         2017 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table details compensation earned or accrued by our NEOs for the three years ended December 31, 2016, 2015 and 2014, respectively.

Name and Principal Position	Year	Salary ($)	(1) Stock Awards ($)	(2) Change in Pension Value and Non-Qualified Deferred Comp. Earnings ($)	(3) All other Compensation ($)	Total ($)
Dennis W. Doll	2016	522,396	301,036	425,692	57,140	1,306,264
Chairman, President and	2015	485,802	271,936	86,044	47,391	891,173
Chief Executive Officer	2014	491,855	257,692	271,641	40,742	1,061,930

A. Bruce O’Connor	2016	291,913	98,291	248,534	31,041	669,779
Vice President-Treasurer and	2015	273,979	88,788	73,669	26,850	463,286
Chief Financial Officer	2014	277,392	84,810	299,347	26,352	687,901

Richard M. Risoldi	2016	291,913	98,291	260,136	31,361	681,701
Vice President-Operations	2015	273,979	88,788	100,678	28,617	492,062
and Chief Operating Officer	2014	277,392	84,810	337,456	27,865	727,623

Gerard L. Esposito	2016	202,337	29,729	98,131	26,064	356,260
President	2015	189,906	28,539	141,971	20,071	380,487
Tidewater Utilities, Inc.	2014	192,272	31,503	197,334	21,853	442,963

Bernadette M. Sohler	2016	195,609	43,910	127,758	21,297	388,574
Vice President	2015	183,592	39,660	43,279	20,246	286,777
Corporate Affairs	2014	185,879	37,405	209,128	18,872	451,284

(1)	Reflects the value of Restricted Stock Plan awards in the applicable year. These awards generally do not vest to the participants until the expiration of five years from the date of such award. During such five-year period, the participants have contingent ownership of such shares, including the right to vote the same and to receive dividends thereon.

(2)	Represents the aggregate change in the actuarial present value of the accumulated benefits under all of our defined benefit pension plans for the named executive officers. The increases for 2016 and 2015 are primarily due to changes in the levels of qualifying compensation and an additional year of credited service. The increases for 2014 were driven by reductions in the discount rate applied to calculate the benefit from 4.87% in 2013 to 3.91% in 2014 and the adoption of the latest mortality tables (RP-2014) issued by the Society of Actuaries. Neither an increase or decrease in the pension value resulting from changes in the discount rate results in any increase or decrease in benefits payable to participants under the plans, other than additional credit service years for the passage of time. The Company does not have any nonqualified deferred compensation plans or related earnings.

(3)	The detail of “All Other Compensation” recognized for the benefit of the NEOs is set forth on Schedule A as supplemental information to the Summary Compensation Table.

SCHEDULE - A SUMMARY - ALL OTHER COMPENSATION

The following table details all other compensation earned or accrued for the three years ended December 31, 2016, 2015 and 2014, respectively.

		Dividends on Restricted Stock	Personal Automobile Use	(4) Group Term Life Insurance Premiums	(4) 401(K) - Employer Match	Spouse Travel	Total - All Other Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Dennis W. Doll	2016	37,352	2,724	7,755	7,911	1,218	57,140
Chairman, President and	2015	27,114	2,724	7,263	9,274	1,016	47,391
Chief Executive Officer	2014	19,326	3,918	7,346	9,111	1,120	40,742

A. Bruce O’Connor	2016	14,211	2,478	4,261	9,371	720	31,041
Vice President-Treasurer and	2015	11,129	2,478	3,983	8,805	455	26,850
Chief Financial Officer	2014	9,098	3,612	4,026	8,670	1,025	26,352

Richard M. Risoldi	2016	9,182	4,534	6,540	9,335	1,770	31,361
Vice President-Operations	2015	10,557	4,534	3,983	8,927	616	28,617
and Chief Operating Officer	2014	8,406	6,546	4,026	7,897	1,309	27,865

Gerard L. Esposito	2016	5,175	5,499	7,621	6,526	1,243	26,064
President	2015	4,547	4,807	3,960	6,545	212	20,071
Tidewater Utilities, Inc.	2014	4,993	4,749	4,103	6,729	1,097	21,853

Bernadette M. Sohler	2016	6,230	5,939	2,770	5,243	1,115	21,297
Vice President	2015	4,892	5,939	2,584	5,928	903	20,246
Corporate Affairs	2014	4,236	4,112	1,396	6,505	1,270	16,046

(4)	The benefits available to the NEOs under these programs are also available to all other employees of the Company.

Middlesex Water Company                         24                         2017 Proxy Statement

GRANTS OF PLAN-BASED AWARDS*

The following table details information relative to grants of plan-based awards to the NEOs under our Restricted Stock Plan during the year ended December 31, 2016.

Name	Grant Date	Stock Awards: Number of Shares or Units (#)
Dennis W. Doll	04/1/2016	9,035
A. Bruce O'Connor	04/1/2016	2,950
Richard M. Risoldi	04/1/2016	2,950
Gerard L. Esposito	04/1/2016	892
Bernadette M. Sohler	04/1/2016	1,581

*The Company does not employ the use of stock options.

OUTSTANDING EQUITY AWARDS

The following table represents outstanding restricted stock awards as of December 31, 2016.

	Shares of stock that have not vested	Market value of shares of stock that have not vested
Name	(#)	($)
Dennis W. Doll	46,219	1,984,644
A. Bruce O’Connor	16,756	719,503
Richard M. Risoldi	16,451	706,406
Gerard L. Esposito	5,534	237,630
Bernadette M. Sohler	7,178	308,223

STOCK VESTED DURING 2016*

The following table details information regarding the vesting of stock awards as of December 31, 2016.

	Stock Awards
Name	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis W. Doll	3,364	117,067
A. Bruce O’Connor	2,124	73,915
Richard M. Risoldi	1,869	65,041
Gerard L. Esposito,	1,482	51,574
Bernadette M. Sohler	1,254	43,639

*The Company does not employ the use of stock options.

PENSION BENEFITS

The following table details the present value of accumulated benefits that have accrued under the Qualified Defined Benefit Pension Plan (Qualified Plan) and the SERP as of December 31, 2016.

Name	Plan	Years of Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Dennis W. Doll	MWC Qualified Plan	12	511,208	—
	MWC SERP	12	2,104,322	—
A. Bruce O’Connor	MWC Qualified Plan	27	1,198,228	—
	MWC SERP	27	392,980	—
Richard M. Risoldi	MWC Qualified Plan	27	1,256,343	—
	MWC SERP	27	437,480	—
Gerard L. Esposito	MWC Qualified Plan	18	888,974	—
	MWC SERP	18	412,627	—
Bernadette M. Sohler	MWC Qualified Plan	22	723,225	—
	MWC SERP	22	—	—

Middlesex Water Company                         25                         2017 Proxy Statement

All employees, hired before April 1, 2007, including the NEOs, who receive pay for a minimum of 1,000 hours during the calendar year, are participants in the Company’s Qualified Plan. Under the noncontributory Qualified Plan, current service costs are funded annually, as required under Internal Revenue Service guidelines and by the Qualified Plan. The Company’s annual contribution is determined on an actuarial basis. Benefits are measured from the member’s entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee’s Social Security benefit integration level, plus 1.9% of such excess pay, multiplied by anticipated total years of service to normal retirement date, capped at 35 years of such excess pay, multiplied by years of service achieved and not to exceed number of years of service achieved at normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts. The benefits under the SERP are described on page 22 of this Proxy Statement.

All NEOs are eligible to receive early retirement benefits under the Qualified Plan and the SERP, only in the event of their retirement. If Messrs. Doll, O’Connor, Risoldi or Ms. Sohler elected to receive early retirement benefits under the Qualified Plan, such benefits would be at a reduced level on an actuarial basis, as defined under the Qualified Plan for any eligible employee who elects early retirement prior to age 62. If Messrs. Doll, O’Connor, Risoldi, Esposito or Ms. Sohler elected to receive early retirement benefits under the SERP (defined as retirement prior to age 65 but after age 62), such benefits would be at a reduced level as defined under the SERP. No lump sum payment of accumulated retirement benefits is provided under the Qualified Plan or the SERP.

Employees hired after March 31, 2007 are not eligible to participate in the Qualified Plan, but do participate in a defined contribution plan, in lieu of the Qualified Plan, that provides an annual contribution at the discretion of the Company, based upon a percentage of the participants’ compensation.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

The Company has Change in Control Agreements with the NEOs. These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, retirement, Cause (as defined in the agreement), or if the executive resigns for Good Reason (as defined in the agreement) within three (3) years after a Change In Control of the Company, also as defined in the agreement, the executive is entitled to receive, (a) a lump sum severance payment equal to three (3) times the executive’s average annual total eligible compensation, as defined in the agreement for the five (5) years prior to the termination; (b) continued coverage for three (3) years under any health or welfare plan in which the executive and the executive’s dependents were participating; and (c) an additional amount equal to the amount of federal Excise Tax, if any, that is due or determined to be due resulting from the severance payments or any other payments under the agreement. The Company has no non-Change in Control severance arrangements. The Company does not gross-up payments for any other federal or state income or other tax under a Change in Control or, under any other agreement or plan. The benefits under any health or welfare benefit plan could end earlier than three (3) years from the date of termination and would end on the earlier of (i) the date the executive becomes covered by a new employer’s health and welfare benefit plan, or (ii) the date the executive becomes eligible for Medicare. Also, coverage for the executive’s dependents could end earlier than any of these dates if required by the health or welfare benefit plan due to age eligibility.

In addition to the benefits to be paid to the executive as noted above, if there is a separation from service under the terms of the Change in Control agreement on or before the third anniversary of the Change in Control, the Company shall pay the executive any deferred compensation, including, but not limited to, deferred bonuses allocated or credited to the executive as of the date of termination. Also, any outstanding restricted stock grants awarded to the executive under the Company’s stock plans, which are not vested on termination, shall immediately vest.

A Change in Control may also lead to the payment of benefits to the NEOs and other Executive Officers, who participate in the SERP. Under the SERP, if an executive leaves the Company’s employ under the terms of a Change In Control agreement within five years of the Change in Control, the executive shall be entitled to receive an annual retirement benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as more particularly set forth in the SERP. Such annual retirement benefits shall commence within sixty days after the later of (a) the executive’s Normal Retirement Date, or (b) the executive’s retirement or termination of employment with the Company or its successor. Unless the executive elects and receives approval of an alternative form of payment under the SERP, the executive shall receive the annual retirement benefit each year for fifteen years payable in monthly installments.

Notwithstanding the foregoing, if an executive leaves the Company’s employ under the terms of a Change In Control agreement, then, at the executive’s sole option, the executive may elect to receive a reduced benefit equal to 75% of the executive’s eligible Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as prorated and as set forth in the SERP, to commence within 60 days of separation of employment. The following table indicates the potential value the NEOs would receive in connection with termination by the Company within three years after a Change in Control of the Company. All scenarios use December 31, 2016, the last business day of the Company’s most recent fiscal year, as the date for the triggering event set forth in the schedule. Additionally, the potential values to each of the NEOs also include the present value of accumulated benefits under the SERP assuming that each NEO made an election to receive such benefits within sixty days after the executive terminates employment with the Company or its successor.

Name	Compensation Paid During Calendar Year 2016 (using definition of “Compensa- tion” under the Agreement)	Termination Before Third Anniversary (1)
Dennis W. Doll	$706,178	$5,715,436
A. Bruce O’Connor	$358,650	$2,452,306
Richard M. Risoldi	$358,409	$2,414,441
Gerard L. Esposito	$224,477	$1,115,497
Bernadette M. Sohler	$225,384	$1,101,377

(1)	Compensation and other benefits paid following termination on or before the third anniversary of the Change in Control.

Middlesex Water Company                         26                         2017 Proxy Statement

PROPOSAL 2

NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on the compensation of our NEOs on an annual basis. The Compensation of our NEOs is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 18-26 of this Proxy Statement.

The Compensation Committee of the Board of Directors is responsible for making recommendations to the full Board of Directors with respect to the compensation of the NEOs, including the Chief Executive Officer. As part of these duties, the Committee administers the Company’s equity-based incentive compensation plan and conducts an annual performance review of the Chief Executive Officer and, in consultation with the Chief Executive Officer, reviews the performance of the other NEOs. The Board of Directors has ultimate authority to determine the compensation of all NEOs, including the Chief Executive Officer.

The overall objectives of the Company’s compensation program are to retain, motivate, and reward employees and officers (including the NEOs) for short- and long-term performance, and to provide competitive compensation to attract appropriate talent to the Company. The methods used to achieve these goals for NEOs are influenced by the compensation and employment practices of our peers and competitors within the utilities industry, and elsewhere in the marketplace, for executive talent. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate goals.

Based on its review of the total compensation of our NEOs for fiscal year 2016, the Compensation Committee believes that the total compensation for each of the NEOs is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to our financial goals and creation of shareholder value without encouraging NEOs to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement and the accompanying tables and narrative provide a comprehensive review of NEO compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal, the approval of which is included as Proposal 2 in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote.

For the reasons stated above, the Board is requesting your non-binding approval of the compensation of NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 18-26 of this Proxy Statement.

Your vote on this proposal will be non-binding and will not be construed as overruling a decision by the Board. Your vote will not create or imply any change to fiduciary duties or create or imply any additional fiduciary duties for the Board. However, the Board values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 2, THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Middlesex Water Company                         27                         2017 Proxy Statement

PROPOSAL 3

PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) OF THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We believe that a non-binding shareholder vote on executive compensation should occur every year. We believe that a one-year frequency provides the highest level of accountability and communication by enabling the non-binding shareholder vote to approve the compensation of our NEOs to correspond with the most recent executive compensation information presented in our Proxy Statement for our Annual Meeting of Shareholders.

We believe that providing a vote only every two or three years may prevent shareholders from communicating in a meaningful and clear manner. For example, we may not know whether the shareholder vote approves or disapproves of compensation for the reporting period or the compensation for previous reporting periods or both. As a result, it could be difficult to discern the implication of the shareholder vote.

For the reasons stated above, the Board recommends a vote FOR a one-year frequency for the non-binding shareholder vote to approve the compensation of our NEOs. Note that shareholders are not voting to approve or disapprove the recommendation of the Board with respect to this proposal. Instead, each proxy card provides four choices with respect to this proposal: a one, two or three year frequency or shareholders may abstain from voting on the proposal.

Your vote on this proposal will be non-binding on us and the Board and will not be construed as overruling a decision by us or the Board. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board. However, the Board values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future compensation decision as it deems appropriate.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR A ONE-YEAR FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Middlesex Water Company                         28                         2017 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of four independent directors. The Committee for the year 2016 was Steven M. Klein, Kim C. Hanemann, Amy B. Mansue and John R. Middleton, M.D. Mr. Klein serves as Audit Committee Chair and is the designated Audit Committee Financial Expert, as defined by the Securities and Exchange Commission. The Audit Committee operates under a written Charter adopted by the Board of Directors which is reviewed and adopted annually by the Audit Committee and the Board of Directors. The Charter is available on the Company’s website at www.MiddlesexWater. com.

Management is responsible for the Company’s consolidated financial statements and internal controls. The Company’s independent accountants, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), are responsible for performing an integrated independent audit of the Company’s annual consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to oversee the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In this context, the Audit Committee has met with the independent accountants without management present.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed under the rules adopted by the PCAOB which included:

1.	Significant issues with regard to the independent accountant’s appointment or retention;

2.	Significant risks identified during the independent accountant’s risk assessment procedures;

3.	Significant changes to the independent accountant’s planned audit strategy or to the significant risks originally identified;

4.	Significant accounting policies and practices and significant unusual transactions;

5.	Critical accounting policies and practices;

6.	Critical accounting estimates;

7.	The independent accountant’s evaluation of the quality of the entity’s financial reporting;

8.	Other information in documents containing audited financial statements;

9.	Difficult or contentious matters for which the independent accountant was consulted;

10.	Management’s consultations with other accountants;

11.	Going concern considerations;

12.	Uncorrected and corrected misstatements;

13.	Material written communications between the Company and the independent accountant; and

14.	Significant difficulties encountered in performing the audit.

The independent accountants also provided to the Audit Committee the written disclosures required by the applicable rules of the PCAOB, and the Audit Committee discussed with the independent accountants the firm’s independence with respect to Middlesex Water Company and its management. The Audit Committee has the sole authority to pre-approve permitted non-audit services performed by the independent accountants and has considered whether the independent accountants’ provision of non-audit services to the Company is compatible with maintaining their independence.

Based on the Audit Committee’s discussions with management and the independent accountants, the Audit Committee’s review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission (SEC).

The Audit Committee also discussed with management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the SEC and the Sarbanes-Oxley Act of 2002, for certain of the Company’s filings with the SEC.

Audit Committee Steven M. Klein, Chairman Kim C. Hanemann Amy B. Mansue John R. Middleton, M.D.

Middlesex Water Company                         29                         2017 Proxy Statement

PROPOSAL 4

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The shares represented by the proxies will be voted for ratification of the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP (Baker Tilly) as our independent registered public accounting firm, to issue a report to the Board and shareholders on our financial statements for the fiscal year ending December 31, 2017.

Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law or regulation, the Board is submitting the selection of an independent registered public accounting firm for shareholder ratification. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Representatives of Baker Tilly are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by shareholders in person or represented by proxy, at the Annual Meeting is required for the approval of this Proposal. The Board has not determined what action it would take if the shareholders do not approve the selection of Baker Tilly, but may reconsider the selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of shareholders.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 4, THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Baker Tilly was previously approved and appointed by the Audit Committee as the Company’s independent registered public accounting firm for the years ended December 31, 2016 and 2015. Aggregate fees billed to the Company for the years ended December 31, 2016 and 2015 by Baker Tilly are as follows:

	2016	2015
Audit Fees {a}	$382,431	$385,754
Audit-Related Fees	–	–
Total Audit and Audit-Related Fees	$382,431	385,754
Tax Fees {b}	26,775	25,618
All Other Fees	–	–
Total Fees	$409,206	$411,372

{a}	Audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and services provided in connection with the Company’s July 2015 Registration Statement on Form S-3.

{b}	Tax fees were incurred for the preparation of the Company’s tax returns.

The Audit Committee has established pre-approval policies and procedures for all audit and non-audit services to be performed by Baker Tilly. The Audit Committee approves 100% of the services related to Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees in excess of $5,000.

Middlesex Water Company                         30                         2017 Proxy Statement

SECURITY OWNERSHIP AND OTHER MATTERS

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 27, 2017, the number of shares of Middlesex Water common stock beneficially owned by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group. All Directors own stock in Middlesex Water Company. Jeffries Shein owned 2.04% of the shares outstanding as of March 27, 2017. All other individual elected Directors and Executive Officers owned less than 0.05% of the shares outstanding on March 27, 2017.

Name	Total Shares Beneficially Owned (1)
Directors
James F. Cosgrove, Jr. Cosgrove, Jr.	5,347
Kim C. Hanemann	668
Steven M. Klein	4,894
Amy B. Mansue	6,068
John R. Middleton, M.D.	14,389
Walter G. Reinhard	9,735
Jeffries Shein	331,114

Named Executive Officers
Dennis W. Doll	82,568
A. Bruce O’Connor	44,973
Richard M. Risoldi	35,680
Gerard L. Esposito	12,455
Bernadette M. Sohler	9,839
All elected Directors and Executive Officers as a group including those named above. (14 people)	567,994*

(1) Beneficial owner has the sole power to vote such shares.

*	Represents 3.48% of the shares outstanding on March 27, 2017. Percentage of each individual is based on 16,303,427 shares outstanding as of March 27, 2017.

Section 16(A) Beneficial Ownership

Reporting Compliance

Under Section 16 of the Securities Exchange Act of 1934, Officers and Directors, and certain beneficial owners of the Company’s equity securities are required to file reports of ownership and changes in ownership with the SEC on specified due dates. Based solely on a review of the copies of these reports furnished to us, we believe that all filing requirements applicable to such Officers and Directors (we are not aware of any five percent holder) were met during 2016.

Other Security Holders

The following table sets forth as of March 27, 2017, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares	Percent of Class
BlackRock Institutional Trust Company
400 Howard Street
San Francisco, CA 94105	1,166,878 (1)	7.2%

(1)	This information is based on a Schedule 13F Combined filed with the SEC on December 31, 2016 by BlackRock Fund Advisors.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any will be presented for consideration at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matters.

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on the Investor Relations section of our website at www.MiddlesexWater.com and the following website www.proxyvote.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at the Office of the Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin New Jersey 08830-0452. The Company is subject to tue informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2016 Annual Report on Form 10-K filed by the Company, including the financial statement and schedules, but without exhibits, can be mailed without charge to any shareholders. The exhibits are obtainable from the company upon payment of the reasonable cost of copying such exhibits.

Minutes of 2016 Annual Meeting of Shareholders

The minutes of the 2016 Annual Meeting of Shareholders will be submitted at the Annual Meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

Middlesex Water Company                         31                         2017 Proxy Statement

This page is intentionally left blank.

1500 Ronson Road Iselin,

New Jersey 08830-0452

732-634-1500

MiddlesexWater.com

FROM GARDEN STATE PARKWAY (NORTH OR SOUTH):

Take Exit 131A to fourth traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesex Water Company.

FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH):

Take Exit 11 onto the Garden State Parkway North and follow above directions.

FROM US ROUTE NO. 1 (NORTH OR SOUTH):

Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make a left turn onto Ronson Road and follow above directions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1500 RONSON ROAD ISELIN, NJ 08830 E17147-P85832 MIDDLESEX WATER COMPANY For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) James F. Cosgrove Jr., P.E. 02) John R. Middleton, M.D. 03) Jeffries Shein The Board of Directors recommends you vote FOR the following proposal: Against For Abstain ! ! ! 2. To provide a non-binding advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote one-year on the following proposal: 3 Years 2 Years Abstain 1 Year ! ! ! ! 3. To provide a non-binding advisory vote to approve the frequency of the non-binding shareholder vote to approve the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: Against For Abstain ! ! ! 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. NOTE: We may also transact such other business that may properly come before the meeting or any postponement or adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. V.1.1 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E17148-P85832 MIDDLESEX WATER COMPANY Annual Meeting of Shareholders May 23, 2017 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Steven M. Klein and Amy B. Mansue or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Middlesex Water Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., on May 23, 2017, at Middlesex Water Company, 1500 Ronson Road, Iselin, NJ 08830, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL, BY NON-BINDING ADVISORY VOTE, ON THE FREQUENCY OF THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1

Voting Items *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2017. Meeting Information MIDDLESEX WATER COMPANY Meeting Type: Annual Meeting For holders as of: March 27, 2017 Date: May 23, 2017 Time: 11:00 AM EDT Location: Middlesex Water Company 1500 Ronson Road Iselin, NJ 08830 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1500 RONSON ROAD ISELIN, NJ 08830 E17149-P85832 See the reverse side of this notice to obtain proxy materials and voting instructions. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. .. XXXX XXXX XXXX XXXX .. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2017 to facilitate timely delivery. How To Vote E17150-P85832 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. .. XXXX XXXX XXXX XXXX The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) James F. Cosgrove Jr., P.E. 02) John R. Middleton, M.D. 03) Jeffries Shein The Board of Directors recommends you vote FOR the following proposal: 2. To provide a non-binding advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote one-year on the following proposal: 3. To provide a non-binding advisory vote to approve the frequency of the non-binding shareholder vote to approve the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. NOTE: We may also transact such other business that may properly come before the meeting or any postponement or adjournment thereof. E17151-P85832 E17152-P85832